General (Tables)	12 Months Ended
Dec. 31, 2012
General [Line Items]
Schedule Of Total Purchase Price
Cash	$182,105
Options and Restricted Share Units*)	3,763

Total purchase price	$185,868

*)

Represents the fair value of the vested portion of 262,676 options and restricted shares of NICE granted upon consummation of the acquisition in exchange of partially vested options of Merced originally granted under the Merced Systems Inc. option plan. The fair value of these options was determined using a Black-Scholes-Merton valuation model with the following assumptions: expected life of 1-35 months, risk-free interest rate of 0.08%- 0.35%, expected volatility of 30.7%- 46.05% and no dividend yield.

Schedule Of Unaudited Pro Forma Condensed Results Of Operations

	Year ended December 31,
	2012	2011
	Unaudited	Unaudited

Revenues	$894,649	$830,754

Net income	$69,966	$14,924

Basic net earnings per share	$1.15	$0.24

Diluted net earnings per share	$1.12	$0.23

Acquisition Of Merced [Member]
General [Line Items]
Summary Of Estimated Fair Values Of The Assets Acquired And Liabilities Assumed
Cash	$23,509
Trade receivables	14,116
Other receivables and prepaid expenses	1,201
Current deferred tax assets	1,120
Inventories	85
Long-term deposits	80
Property and equipment	1,714
Intercompany receivable	4,153
Other intangible assets	139,583
Goodwill	75,599

Total assets acquired	261,160

Trade payables	(858)
Current deferred tax liabilities	(2,046)
Accrued expenses and other liabilities	(24,061)
Long-term deferred tax liabilities	(48,327)

Total liabilities assumed	(75,292)

Net assets acquired	$185,868

Components Of Intangible Assets And Their Annual Rates Of Amortization

	Fair value	%

Core technology	$91,874	17
Customer relationships	32,310	13
Covenant not to compete	8,009	40
Backlog	7,390	50

Total intangible assets	$139,583